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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Veridian Corporation and Subsidiaries:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                       KPMG LLP

McLean, VA
May 16, 2002